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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) September 29, 2006

                              Amscan Holdings, Inc.

             (Exact name of registrant as specified in its charter)

                                    Delaware

                 (State or other jurisdiction of incorporation)



                  000-21827                         13-3911462
           (Commission File Number)     (IRS Employer Identification No.)

       80 Grasslands Road, Elmsford, NY                        10523
   (Address of principal executive offices)                  (Zip Code)


                                 (914) 345-2020

              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations


Item 1.01 Entry into a Material Definitive Agreement

On September 29, 2006, AAH Holdings Corporation ("AAH"), the parent company of Amscan Holdings, Inc., entered into Amendment No. 3 to the AAH Holdings Corporation Stockholders Agreement ("Amendment No. 3"). Amendment No. 3 amended certain provisions of the existing AAH Holdings Corporation Stockholders Agreement relating to the rights of certain stockholders of AAH to participate in offerings of securities of AAH and to be provided with certain financial and business information. A copy of Amendment No. 3 is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

On December 21, 2005, AAH entered into Amendment No. 2 to the AAH Holdings Corporation Stockholders Agreement ("Amendment No. 2"). Amendment No. 2 amended certain provisions of the existing AAH Holdings Corporation Stockholders Agreement relating to certain restrictions and rights related to the transfer, sale or purchase of stock in AAH. A copy of Amendment No. 2 is filed as Exhibit
10.2 hereto and is incorporated herein by reference.


Section 8 Other Events


Item 8.01 Other Events.


On September 29, 2006, AAH announced that it had acquired PA Acquisition Corp. A copy of the press release announcing the acquisition is attached as Exhibit 99.1 and incorporated herein by reference.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibit 10.1        Amendment No. 3 to the AAH Holdings Corporation
                        Stockholders Agreement

    Exhibit 10.2 Amendment No. 2 to the AAH Holdings Corporation Stockholders Agreement

    Exhibit 99.1 Press Release dated September 29, 2006, issued by AAH Holdings Corporation.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMSCAN HOLDINGS, INC.
Date: October 5, 2006                   By: /s/  Michael A. Correale
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                                             Michael A. Correale
                                             Chief Financial Officer


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                                 EXHIBIT INDEX


(d) Exhibit 10.1        Amendment No. 3 to the AAH Holdings Corporation
                        Stockholders Agreement

    Exhibit 10.2 Amendment No. 2 to the AAH Holdings Corporation Stockholders Agreement

    Exhibit 99.1 Press Release dated September 29, 2006, issued by AAH Holdings Corporation.